UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2014
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	0-24274	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 10, 2014, La Jolla Pharmaceutical Company (the Company) announced positive top-line results from the Company’s randomized, placebo-controlled Phase 2 trial of GCS-100 in chronic kidney disease (CKD). The trial met its primary efficacy endpoint of a statistically significant improvement in kidney function. Specifically, a dose of 1.5 mg/m2 led to a statistically significant (p=0.045) increase in estimated glomerular filtration rate (eGFR) compared to placebo between baseline and end of treatment. At the 30 mg/m2 dose, there was no statistically significant difference. A copy of the press release announcing these results is filed herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated March 10, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	March 11, 2014	By:	/s/ George F. Tidmarsh
		Name:	George F. Tidmarsh, M.D., Ph.D.
		Title:	President and Chief Executive Officer